UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES OF EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2020
GENMARK DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34753	27-2053069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5964 La Place Court Carlsbad, California 92008
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (760) 448-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GNMK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2020, GenMark Diagnostics, Inc. (the “Company”) and Scott Mendel entered into an amended and restated executive employment agreement (the “Agreement”), which amends and restates that certain executive employment agreement by and between the Company and Mr. Mendel dated as of February 27, 2020 (the “Prior Agreement”). Pursuant to the Agreement, Mr. Mendel will serve as the Company’s President and Chief Executive Officer commencing on May 2, 2020. In addition, the Agreement provides the following benefits for Mr. Mendel:

•Mr. Mendel will receive an annual base salary of $515,000;
•Mr. Mendel’s target bonus under the Company’s 2020 bonus plan (and any future bonus plan) will equal 75% of his annual base salary; and
•Mr. Mendel will be granted an additional 50,000 restricted stock units (the “New RSUs”) under Company’s 2020 Equity Incentive Plan (the “2020 Plan”), which shall vest according to the following schedule: 25% of the New RSUs will vest immediately as of the first anniversary of the grant date, and the remaining 75% of the New RSUs will then vest in equal installments each quarter thereafter over the next twelve (12) quarters, subject to Mr. Mendel’s continuous employment with the Company on such dates, except as set forth in the Agreement and in the Amendment of Restricted Stock Unit and/or Stock Option Agreement(s) signed in connection with the Agreement (the “RSU Amendment”).

The Agreement also provides that, if Mr. Mendel’s employment is terminated without Cause (as defined within the Company’s Executive Severance Plan (the “Severance Plan”)), or is terminated by Mr. Mendel for Good Reason (as defined within the Severance Plan) (in each case, a “Qualifying Termination”), Mr. Mendel would receive: (a) a gross lump sum payment equal to twelve (12) months of Mr. Mendel’s base salary rate in effect as of the date of his Qualifying Termination, (b) 100% of Mr. Mendel’s target bonus amount under the Company’s bonus plan, (c) the acceleration and full vesting and settlement of (i) the 225,000 restricted stock units and 75,000 market-based stock units granted to Mr. Mendel under the Company’s 2010 Equity Incentive Plan pursuant to the Prior Agreement, and (ii) the New RSUs, and (d) continued healthcare coverage under the Company’s health benefits then in effect for a period of twelve (12) months. In addition to the foregoing benefits, if Mr. Mendel’s Qualifying Termination occurs on or prior to February 28, 2021, Mr. Mendel would also receive the acceleration and full vesting and settlement of any other equity awards held by Mr. Mendel which would otherwise vest on or prior to February 28, 2021 but for Mr. Mendel’s Qualifying Termination.

The foregoing description of Mr. Mendel’s compensation arrangements is qualified in its entirety by reference to the full text of the Agreement, the form of Restricted Stock Units Agreement under the 2020 Plan, and the RSU Amendment, each of which is filed as an Exhibit with this Current Report on Form 8-K, as well as the Severance Plan filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q filed on November 6, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders on May 29, 2020 (the “Annual Meeting”), at which a total of 53,137,319 shares of the Company’s common stock, or approximately 87% of the shares entitled to vote, were represented in person or by valid proxies. A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2020. Set forth below are final voting results for the four proposals that were subject to a vote of the Company’s stockholders at the Annual Meeting.

1.For the proposal to elect two nominees for director to serve a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders, the voting results were as follows:

Name of Directors Elected	For	Against	Abstain	Broker Non-Votes
Daryl J. Faulkner	36,543,654	3,687,824	656,336	12,249,505
James Fox, Ph.D.	39,581,575	514,581	791,658	12,249,505

The following individuals are continuing directors with terms expiring at the Company’s 2021 Annual Meeting of Stockholders: Scott Mendel and Kevin C. O’Boyle.

The following individuals are continuing directors with terms expiring at the Company’s 2022 Annual Meeting of Stockholders: Lisa M. Giles and Michael S. Kagnoff.

2.For the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, the voting results were as follows:

For	Against	Abstain
52,361,954	98,234	677,131

3.For the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
39,086,718	1,172,803	628,293	12,249,505

4.For the proposal to approve the 2020 Plan, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
37,140,138	3,206,789	540,887	12,249,505

No other matters were presented for stockholder approval at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Amended and Restated Executive Employment Agreement dated as of June 1, 2020 by and between GenMark Diagnostics, Inc. and Scott Mendel.

99.2	Form of Restricted Stock Units Agreement under the 2020 Plan.

99.3	Amendment of Restricted Stock Unit And/Or Stock Option Agreement(s).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENMARK DIAGNOSTICS, INC.

Date:	June 2, 2020	/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description
99.1	Amended and Restated Executive Employment Agreement dated as of June 1, 2020 by and between GenMark Diagnostics, Inc. and Scott Mendel.

99.2	Form of Restricted Stock Units Agreement under the 2020 Plan.

99.3	Amendment of Restricted Stock Unit And/Or Stock Option Agreement(s).